UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
3.200% Notes due 2026	TMO 26B	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
3.650% Notes due 2034	TMO 34	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
At the Annual Meeting held on May 21, 2025, the shareholders of the Company voted on the following proposals:
1.    The following nominees were elected to the Company’s Board of Directors for a one-year term expiring at the 2026 annual meeting of shareholders.

	For	Against	Abstain	Broker Non-Votes
Marc N. Casper	288,144,302	25,678,666	2,486,405	18,072,525
Nelson J. Chai	296,784,356	18,421,795	1,103,222	18,072,525
Ruby R. Chandy	313,439,920	2,495,128	374,325	18,072,525
C. Martin Harris	297,504,154	18,426,884	378,335	18,072,525
Tyler Jacks	309,910,625	6,020,753	377,995	18,072,525
Jennifer M. Johnson	309,171,010	6,591,555	546,808	18,072,525
R. Alexandra Keith	309,795,805	5,979,780	533,788	18,072,525
Karen S. Lynch	315,639,296	295,640	374,437	18,072,525
James C. Mullen	309,634,753	6,294,017	380,603	18,072,525
Debora L. Spar	315,509,501	426,032	373,840	18,072,525
Scott M. Sperling	297,998,762	17,930,767	379,844	18,072,525
Dion J. Weisler	274,603,443	41,325,407	380,523	18,072,525

2.    A non-binding, advisory proposal on the compensation of the Company’s named executive officers was not approved.

For	Against	Abstain	Broker Non-Votes
111,099,532	201,378,177	3,831,664	18,072,525

3.    The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 was ratified.

For	Against	Abstain
295,910,313	38,096,113	375,472

4.    The shareholder proposal to remove the one year holding period requirement to call a special meeting was not approved.

For	Against	Abstain	Broker Non-Votes
25,723,747	289,719,925	865,701	18,072,525

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	May 28, 2025	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel